The Investment Company of America
                              333 South Hope Street
                       Los Angeles, California 90071-1406

                              Phone (213) 486 9200
                               Fax (213) 486 9455


Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $546,190
------------------ --------------------------------
------------------ --------------------------------
Class B            $17,102
------------------ --------------------------------
------------------ --------------------------------
Class C            $11,814
------------------ --------------------------------
------------------ --------------------------------
Class F            $9,779
------------------ --------------------------------
------------------ --------------------------------
Total              $584,885
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $5,366
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $610
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $769
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $185
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $45
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $113
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $1,743
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $3,758
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $1,437
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $13,450
------------------ --------------------------------
------------------ --------------------------------
Total              $27,476
------------------ --------------------------------


Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.2600
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.1417
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.1313
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.2448
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.2416
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.1136
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.1153
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.1928
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.2404
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.1275
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.1339
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.2084
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.2487
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.2922
-------------------- -------------------------------------------


Item 74U1 and 74U2
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            2,103,177
------------------ ----------------------------------
------------------ ----------------------------------
Class B            121,186
------------------ ----------------------------------
------------------ ----------------------------------
Class C            90,946
------------------ ----------------------------------
------------------ ----------------------------------
Class F            40,591
------------------ ----------------------------------
------------------ ----------------------------------
Total              2,355,900
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        23,359
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        5,549
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        6,983
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        1,009
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        205
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          909
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          13,600
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          18,937
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          6,495
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          46,717
------------------ ----------------------------------
------------------ ----------------------------------
Total              123,763
------------------ ----------------------------------


Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $30.54
----------------------- -------------------------
----------------------- -------------------------
Class B                 $30.43
----------------------- -------------------------
----------------------- -------------------------
Class C                 $30.38
----------------------- -------------------------
----------------------- -------------------------
Class F                 $30.51
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $30.51
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $30.46
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $30.46
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $30.47
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $30.50
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $30.44
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $30.45
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $30.49
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $30.51
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $30.53
----------------------- -------------------------